SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported) August 8, 2005

             FIRST UNION REAL ESTATE EQUITY AND MORTGAGE INVESTMENTS
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             (Exact Name of Registrant as Specified in Its Charter)

                                      Ohio
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                 (State or Other Jurisdiction of Incorporation)

           001-06249                                     34-6513657
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    (Commission File Number)                (I.R.S. Employer Identification No.)

7 Bulfinch Place, Suite 500, P.O. Box 9507, Boston, Massachusetts        02114
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(Address of Principal Executive Offices)                              (Zip Code)

                                 (617) 570-4600
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              (Registrant's Telephone Number, Including Area Code)

                                       n/a
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFT|R 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

      On August 8, 2005, the Registrant issued (i) a press release announcing the entering into of an agreement to sell not less than 3,522,000 and not more than 4,000,000 of its common shares of beneficial interest for a purchase price of $4.00 per share to Vornado Realty Trust or its wholly-owned subsidiary, which after giving effect to such sale, Vornado would hold approximately 9.9% of the Registrant's outstanding common shares and (ii) a press release announcing the entering into of certain agreements with Newkirk Realty Trust, Inc. The transactions announced in these two press releases are more fully described in the Press Releases which are attached hereto as Exhibits and the Registrant's Quarterly Report on Form 10-Q for the period ended June 30 2005 which was filed with the Securities and Exchange Commission on August 8, 2005 and is available at the Registrant's website www.firstunion-reit.net or the public reference facilities maintained by the Securities and Exchange Commission located at Judiciary Plaza, Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549 and at the Securities and Exchange Commission's website, www.sec.gov.

      On August 9, 2005, the Registrant issued a press release announcing the operating results for the three and six months ended June 30, 2005.

Item 9.01. Financial Statements and Exhibits

      (c)   Exhibits

      99.1 Press Release, dated August 8, 2005 with respect to the Registrant's sale of common shares to Vornado Realty Trust.

      99.2 Press Release, dated August 8, 2005 with respect to the Registrant's entering into of certain agreements with Newkirk Realty Trust, Inc.

      99.3 Press Release, dated August 9, 2005 with respect to the Registrant's earnings for the period ended June 30, 2005.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 9th day of August, 2005.

                                              FIRST UNION REAL ESTATE EQUITY AND
                                               MORTGAGE INVESTMENTS


                                              By: /s/ Michael L. Ashner
                                                  ------------------------------
                                                  Michael L. Ashner
                                                  Chief Executive Officer